EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement

Financial Information
as of September 30, 2021

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch Capital”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch Capital with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital.

Contacts
Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2020 is derived from or agrees to audited financial information. During the 2021 first quarter, the Company changed its presentation of ‘income (loss) from operating affiliates’ on its consolidated statements of income for all periods presented to reclass such item from ‘other income (loss)’. The Company also changed its presentation of ‘investment in operating affiliates’ on its consolidated balance sheet for all periods presented to reclass such item from ‘other assets’. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire common equity and a warrant to purchase additional common equity of Watford Holdings Ltd. In accordance with GAAP, the Company consolidated the results of Watford Holdings Ltd. (“Watford”) in its financial statements.Watford was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Watford. As such, 100% of the results of Watford were included in the Company’s consolidated financial statements through June 30, 2021. The portion of Watford’s earnings owned by third parties was recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, through June 30, 2021 the Company reflected Watford’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’. In July 2021, the Company announced the completion of the previously disclosed acquisition of Watford by Greysbridge. Based on the governing documents of Greysbridge, the Company has concluded that, while it will retain significant influence over Watford, Watford no longer constitutes a variable interest entity of which the Company is the primary beneficiary. Accordingly, effective July 1, 2021, Arch no longer consolidates the results of Watford in its consolidated financial statements and footnotes.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; changes in the method for determining the London Inter-bank Offered Rate (“LIBOR”) and the potential replacement of LIBOR and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2021	2020	Change	2021	2020	Change
Underwriting results:
Gross premiums written	$3,207,415	$2,556,914	25.4%	$9,602,213	$7,461,860	28.7%
Net premiums written	2,075,929	1,726,828	20.2%	6,629,208	5,239,829	26.5%
Net premiums earned	1,929,337	1,625,061	18.7%	5,666,700	4,763,285	19.0%
Underwriting income (loss) (2)	173,745	104,877	65.7%	768,129	251,527	205.4%

Loss ratio	63.5%	67.7%	(4.2)	58.8%	67.8%	(9.0)
Acquisition expense ratio	15.9%	13.8%	2.1	15.6%	14.3%	1.3
Other operating expense ratio	12.0%	12.4%	(0.4)	12.4%	13.0%	(0.6)
Combined ratio	91.4%	93.9%	(2.5)	86.8%	95.1%	(8.3)

Net investment income	$88,195	$99,857	(11.7)%	$256,354	$313,916	(18.3)%
Per diluted share	$0.22	$0.24	(8.3)%	$0.63	$0.77	(18.2)%

Net income available to Arch common shareholders	$388,751	$408,636	(4.9)%	$1,480,324	$830,768	78.2%
Per diluted share	$0.98	$1.00	(2.0)%	$3.66	$2.02	81.2%

After-tax operating income available to Arch common shareholders (2)	$294,688	$120,321	144.9%	$941,673	$326,691	188.2%
Per diluted share	$0.74	$0.29	155.2%	$2.33	$0.80	191.3%

Comprehensive income (loss) available to Arch	$239,078	$455,907	(47.6)%	$1,093,872	$1,036,243	5.6%

Net cash provided by operating activities	$1,014,979	$963,654	5.3%	$2,580,697	$2,198,037	17.4%

Weighted average common shares and common share equivalents outstanding — diluted	397,903,347	409,194,657	(2.8)%	404,260,485	410,314,897	(1.5)%

Financial measures:
Change in book value per common share during period	1.3%	4.1%	(2.8)	7.0%	8.8%	(1.8)

Annualized net income return on average common equity	12.3%	14.3%	(2.0)	15.9%	9.9%	6.0
Annualized operating return on average common equity (2)	9.3%	4.2%	5.1	10.1%	3.9%	6.2

Total return on investments (3)	0.01%	2.30%	-229 bps	1.50%	5.19%	-369 bps

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(3)Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Revenues
Net premiums earned	$1,929,337	$2,120,909	$1,948,422	$1,811,045	$1,771,092	$5,998,668	$5,180,890
Net investment income	88,195	111,613	98,856	114,458	128,512	298,664	405,150
Net realized gains (losses)	(25,040)	202,907	142,461	353,333	280,499	320,328	470,127
Other underwriting income	7,274	5,529	6,110	7,852	5,413	18,913	18,932
Equity in net income (loss) of investment funds accounted for using the equity method	105,398	122,186	71,686	89,286	126,735	299,270	57,407
Other income (loss)	(3,960)	6,852	(1,741)	(36)	—	1,151	65
Total revenues	2,101,204	2,569,996	2,265,794	2,375,938	2,312,251	6,936,994	6,132,571

Expenses
Losses and loss adjustment expenses	(1,226,019)	(1,159,831)	(1,203,100)	(1,127,385)	(1,216,273)	(3,588,950)	(3,562,214)
Acquisition expenses	(306,015)	(335,143)	(304,481)	(254,828)	(247,942)	(945,639)	(750,014)
Other operating expenses	(230,832)	(244,943)	(261,033)	(215,697)	(215,686)	(736,808)	(659,479)
Corporate expenses	(19,672)	(15,951)	(25,384)	(25,335)	(17,937)	(61,007)	(56,653)
Amortization of intangible assets	(20,135)	(15,286)	(14,402)	(19,196)	(16,715)	(49,823)	(49,835)
Interest expense	(33,176)	(35,700)	(38,346)	(38,419)	(41,343)	(107,222)	(105,037)
Net foreign exchange gains (losses)	36,078	(17,775)	20,063	(72,209)	(44,885)	38,366	(11,425)
Total expenses	(1,799,771)	(1,824,629)	(1,826,683)	(1,753,069)	(1,800,781)	(5,451,083)	(5,194,657)

Income (loss) before income taxes and income (loss) from operating affiliates	301,433	745,367	439,111	622,869	511,470	1,485,911	937,914
Income tax expense	(4,137)	(51,179)	(38,860)	(34,059)	(23,707)	(94,176)	(77,779)
Income (loss) from operating affiliates	124,119	24,476	75,457	10,504	919	224,052	6,262
Net income (loss)	421,415	718,664	475,708	599,314	488,682	1,615,787	866,397
Net (income) loss attributable to noncontrolling interests	(1,473)	(43,178)	(37,552)	(55,770)	(69,643)	(82,203)	(4,420)
Net income (loss) attributable to Arch	419,942	675,486	438,156	543,544	419,039	1,533,584	861,977
Preferred dividends	(16,090)	(11,666)	(10,403)	(10,403)	(10,403)	(38,159)	(31,209)
Loss on redemption of preferred shares	(15,101)	—	—	—	—	(15,101)	—
Net income (loss) available to Arch common shareholders	$388,751	$663,820	$427,753	$533,141	$408,636	$1,480,324	$830,768

Comprehensive income (loss) available to Arch	$239,078	$699,705	$155,089	$646,082	$455,907	$1,093,872	$1,036,243

Net income (loss) per common share and common share equivalent
Basic	$1.00	$1.67	$1.07	$1.32	$1.01	$3.74	$2.06
Diluted	$0.98	$1.63	$1.05	$1.30	$1.00	$3.66	$2.02

Weighted average common shares and common share equivalents outstanding
Basic	389,274,220	397,743,402	400,807,895	403,005,335	402,850,485	395,899,591	403,081,266
Diluted	397,903,347	406,485,994	409,223,253	410,281,852	409,194,657	404,260,485	410,314,897

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Assets
Investments:
Fixed maturities available for sale, at fair value	$16,768,363	$18,073,779	$18,723,035	$18,717,825	$18,452,888
Short-term investments available for sale, at fair value	3,069,965	2,248,613	1,269,631	1,924,922	2,039,097
Collateral received under securities lending, at fair value	—	172,116	143,894	301,096	64,259
Equity securities, at fair value	1,790,640	1,693,552	1,532,906	1,444,830	1,502,015
Other investments	2,043,970	4,571,497	4,435,354	4,324,796	3,749,575
Investments accounted for using the equity method	2,741,293	2,539,124	2,256,327	2,047,889	1,883,702
Total investments	26,414,231	29,298,681	28,361,147	28,761,358	27,691,536
Cash	1,137,721	1,234,059	941,951	906,448	976,398
Accrued investment income	75,832	96,546	101,108	103,299	106,940
Securities pledged under securities lending, at fair value	—	168,548	140,949	294,912	62,749
Investment in operating affiliates	1,111,825	731,810	739,783	129,291	115,411
Premiums receivable	2,807,720	2,866,578	2,618,175	2,064,586	2,225,311
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	5,358,852	4,314,515	4,041,076	4,500,802	4,621,937
Contractholder receivables	1,824,990	1,882,948	1,919,655	1,986,924	2,185,614
Ceded unearned premiums	1,824,910	1,541,093	1,406,489	1,234,075	1,450,200
Deferred acquisition costs	893,665	1,013,657	919,740	790,708	750,901
Receivable for securities sold	84,019	309,234	199,424	92,743	158,674
Goodwill and intangible assets	963,322	667,153	679,509	692,863	713,777
Other assets	2,286,649	2,357,064	2,135,261	1,724,288	1,656,587
Total assets	$44,783,736	$46,481,886	$44,204,267	$43,282,297	$42,716,035

Liabilities
Reserve for losses and loss adjustment expenses	$17,331,047	$17,196,648	$16,443,952	$16,513,929	$15,900,526
Unearned premiums	6,165,114	6,011,369	5,549,127	4,838,965	5,062,052
Reinsurance balances payable	1,403,929	1,079,106	919,125	683,263	873,067
Contractholder payables	1,828,474	1,887,418	1,925,508	1,995,562	2,191,515
Collateral held for insured obligations	254,259	235,618	222,245	215,581	221,957
Senior notes	2,724,149	2,861,728	2,861,417	2,861,113	2,860,811
Revolving credit agreement borrowings	—	155,687	155,687	155,687	210,687
Securities lending payable	—	172,109	143,886	301,089	64,251
Payable for securities purchased	357,531	586,881	386,453	218,779	382,236
Other liabilities	1,321,470	1,332,843	1,565,861	1,510,888	1,681,181
Total liabilities	31,385,973	31,519,407	30,173,261	29,294,856	29,448,283

Redeemable noncontrolling interests	10,237	57,533	57,670	58,548	57,835

Shareholders’ equity
Non-cumulative preferred shares	830,000	1,280,000	780,000	780,000	780,000
Common shares	648	647	645	643	642
Additional paid-in capital	2,061,906	2,028,919	2,014,741	1,977,794	1,950,782
Retained earnings	13,842,787	13,454,036	12,790,216	12,362,463	11,829,322
Accumulated other comprehensive income (loss), net of deferred income tax	49,184	230,048	205,827	488,895	386,357
Common shares held in treasury, at cost	(3,396,999)	(3,007,578)	(2,694,957)	(2,503,909)	(2,495,106)
Total shareholders’ equity available to Arch	13,387,526	13,986,072	13,096,472	13,105,886	12,451,997
Non-redeemable noncontrolling interests	—	918,874	876,864	823,007	757,920
Total shareholders’ equity	13,387,526	14,904,946	13,973,336	13,928,893	13,209,917
Total liabilities, noncontrolling interests and shareholders’ equity	$44,783,736	$46,481,886	$44,204,267	$43,282,297	$42,716,035

Common shares and common share equivalents outstanding, net of treasury shares	387,257,752	396,771,251	403,313,377	406,720,642	406,018,958
Book value per common share (1)	$32.43	$32.02	$30.54	$30.31	$28.75
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Non-cumulative preferred shares
Balance at beginning of period	$1,280,000	$780,000	$780,000	$780,000	$780,000	$780,000	$780,000
Preferred shares issued	—	500,000	—	—	—	500,000	—
Preferred shares redeemed	(450,000)	—	—	—	—	(450,000)	—
Balance at beginning and end of period	$830,000	$1,280,000	$780,000	$780,000	$780,000	$830,000	$780,000

Common shares
Balance at beginning of period	647	645	643	642	642	643	638
Common shares issued, net	1	2	2	1	—	5	4
Balance at end of period	648	647	645	643	642	648	642

Additional paid-in capital
Balance at beginning of period	2,028,919	2,014,741	1,977,794	1,950,782	1,935,514	1,977,794	1,889,683
Issue costs on preferred shares	—	(14,179)	—	—	—	(14,179)	—
Reversal of original issue costs on redeemed preferred shares	15,101	—	—	—	—	15,101	—
Amortization of share-based compensation	14,216	16,490	40,573	14,663	14,662	71,279	55,872
All other	3,670	11,867	(3,626)	12,349	606	11,911	5,227
Balance at end of period	2,061,906	2,028,919	2,014,741	1,977,794	1,950,782	2,061,906	1,950,782

Retained earnings
Balance at beginning of period	13,454,036	12,790,216	12,362,463	11,829,322	11,420,686	12,362,463	11,021,006
Cumulative effect of an accounting change (1)	—	—	—	—	—	—	(22,452)
Balance at beginning of period, as adjusted	13,454,036	12,790,216	12,362,463	11,829,322	11,420,686	12,362,463	10,998,554
Net income	421,415	718,664	475,708	599,314	488,682	1,615,787	866,397
Amounts attributable to noncontrolling interests	(1,473)	(43,178)	(37,552)	(55,770)	(69,643)	(82,203)	(4,420)
Preferred share dividends	(16,090)	(11,666)	(10,403)	(10,403)	(10,403)	(38,159)	(31,209)
Loss on redemption of preferred shares	(15,101)	—	—	—	—	(15,101)	—
Balance at end of period	13,842,787	13,454,036	12,790,216	12,362,463	11,829,322	13,842,787	11,829,322

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	230,048	205,827	488,895	386,357	349,488	488,895	212,091
Change in unrealized appreciation (decline) in value of available-for-sale investments	(147,825)	17,991	(254,584)	63,008	19,800	(384,418)	179,801
Change in foreign currency translation adjustments	(33,039)	6,230	(28,484)	39,530	17,069	(55,293)	(5,535)
Balance at end of period	49,184	230,048	205,827	488,895	386,357	49,184	386,357

Common shares held in treasury, at cost
Balance at beginning of period	(3,007,578)	(2,694,957)	(2,503,909)	(2,495,106)	(2,494,505)	(2,503,909)	(2,406,047)
Shares repurchased for treasury	(389,421)	(312,621)	(191,048)	(8,803)	(601)	(893,090)	(89,059)
Balance at end of period	(3,396,999)	(3,007,578)	(2,694,957)	(2,503,909)	(2,495,106)	(3,396,999)	(2,495,106)

Total shareholders’ equity available to Arch	13,387,526	13,986,072	13,096,472	13,105,886	12,451,997	13,387,526	12,451,997
Non-redeemable noncontrolling interests	—	918,874	876,864	823,007	757,920	—	757,920
Total shareholders’ equity	$13,387,526	$14,904,946	$13,973,336	$13,928,893	$13,209,917	$13,387,526	$13,209,917

(1) Adoption of ASU 2016-13, “Financial Instruments - Credit Losses (Topic 326).”

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Operating Activities
Net income (loss)	$421,415	$718,664	$475,708	$599,314	$488,682	$1,615,787	$866,397
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	11,736	(218,042)	(161,007)	(366,942)	(282,907)	(367,313)	(477,683)
Equity in net (income) or loss of investment. funds accounted for using the equity method and other income or loss	(191,622)	(45,089)	(135,939)	(78,257)	(95,078)	(372,650)	30,306
Amortization of intangible assets	20,135	15,286	14,402	19,196	16,715	49,823	49,835
Share-based compensation	14,739	16,752	40,812	14,829	14,521	72,303	56,433
Changes in:
Reserve for losses and loss adjustment expenses, net	599,706	388,352	560,153	445,758	509,623	1,548,211	1,668,069
Unearned premiums, net	146,592	278,615	560,035	(53,030)	103,052	985,242	498,811
Premiums receivable	(65,707)	(173,141)	(608,250)	143,123	1,872	(847,098)	(461,766)
Deferred acquisition costs	(33,073)	(88,192)	(126,701)	(36,710)	(14,801)	(247,966)	(107,238)
Reinsurance balances payable	287,110	91,255	240,206	(139,670)	73,459	618,571	205,620
Other items, net	(196,052)	(134,733)	(96,574)	7,444	194,732	(427,359)	2,666
Net cash provided by operating activities	1,014,979	849,727	762,845	555,055	1,009,870	2,627,551	2,331,450
Investing Activities
Purchases of fixed maturity investments	(6,315,639)	(12,023,416)	(11,530,968)	(5,714,394)	(8,640,034)	(29,870,023)	(34,050,883)
Purchases of equity securities	(358,177)	(311,355)	(309,419)	(239,162)	(330,699)	(978,951)	(1,355,848)
Purchases of other investments	(316,922)	(602,173)	(430,961)	(966,841)	(340,194)	(1,350,056)	(841,886)
Proceeds from sales of fixed maturity investments	6,937,404	12,213,254	10,917,134	5,404,479	7,711,837	30,067,792	32,544,867
Proceeds from sales of equity securities	153,343	257,304	284,986	415,471	151,447	695,633	731,793
Proceeds from sales, redemptions and maturities of other investments	715,370	448,958	323,591	237,771	319,619	1,487,919	791,807
Proceeds from redemptions and maturities of fixed maturity investments	428,576	384,794	421,042	225,842	276,052	1,234,412	645,292
Net settlements of derivative instruments	(85,116)	(30,374)	47,660	15,716	12,819	(67,830)	163,290
Net (purchases) sales of short-term investments	(794,712)	(967,261)	589,175	129,670	164,012	(1,172,798)	(1,159,351)
Change in cash collateral related to securities lending	826	(826)	—	—	26,614	—	81,210
Purchase of operating affiliate, net	(207,567)	—	(546,349)	—	—	(753,916)	—
Impact of the deconsolidation of a variable interest entity	(349,202)	—	—	—	—	(349,202)	—
Purchases of fixed assets	(10,822)	(11,095)	(12,490)	(13,155)	(9,030)	(34,407)	(26,717)
Other	(156,968)	41,701	(246,590)	69,795	(140,671)	(361,857)	(131,992)
Net cash provided by (used for) investing activities	(359,606)	(600,489)	(493,189)	(434,808)	(798,228)	(1,453,284)	(2,608,418)
Financing Activities
Proceeds from issuance of preferred shares, net	—	485,821	—	—	—	485,821	—
Redemption of preferred shares	(450,000)	—	—	—	—	(450,000)	—
Purchases of common shares under share repurchase program	(386,882)	(306,049)	(179,266)	(7,986)	—	(872,197)	(75,486)
Proceeds from common shares issued, net	96	10,193	(10,008)	11,532	5	281	(9,656)
Proceeds from borrowings	—	—	—	—	13,875	—	1,018,793
Repayments of borrowings	—	—	—	(55,000)	(139,000)	—	(304,000)
Change in cash collateral related to securities lending	(826)	826	—	—	(26,614)	—	(81,210)
Change in third party investment in non-redeemable noncontrolling interests	—	—	15,971	—	—	15,971	(2,867)
Dividends paid to redeemable noncontrolling interests	—	(959)	(948)	(1,404)	(1,001)	(1,907)	(3,541)
Other	(49,391)	29,587	(1,948)	18,449	57,891	(21,752)	55,266
Preferred dividends paid	(17,291)	(10,402)	(10,403)	(10,403)	(10,403)	(38,096)	(31,209)
Net cash provided by (used for) financing activities	(904,294)	209,017	(186,602)	(44,812)	(105,247)	(881,879)	566,090
Effects of exchange rate changes on foreign currency cash and restricted cash	(20,633)	(7,306)	(6,084)	28,136	15,895	(34,023)	(5,847)
Increase (decrease) in cash and restricted cash	(269,554)	450,949	76,970	103,571	122,290	258,365	283,275
Cash and restricted cash, beginning of period	1,818,463	1,367,514	1,290,544	1,186,973	1,064,683	1,290,544	903,698
Cash and restricted cash, end of period	$1,548,909	$1,818,463	$1,367,514	$1,290,544	$1,186,973	$1,548,909	$1,186,973
Income taxes paid (received)	$61,343	$133,997	$7,099	$56,126	$136,404	$202,439	$146,814
Interest paid	$1,104	$73,711	$988	$72,936	$3,141	$75,803	$60,555
Net cash provided by operating activities, excluding the ‘other’ segment	$1,014,979	$809,790	$755,928	$507,017	$963,654	$2,580,697	$2,198,037

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer of Arch Capital, the Chief Financial Officer and Treasurer of Arch Capital and the President and Chief Underwriting Officer of Arch Capital. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•    Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).
•    Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.
•    Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.
•    Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.
•    Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.
•    Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.
•    Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.
•    Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.
•Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.
•Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.
•Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.
•Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.
•Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.
Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”) are approved as eligible mortgage insurers by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, items related to the Company’s non-cumulative preferred shares, net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, income or loss from operating affiliates and income taxes. Such amounts exclude the results of the ‘other’ segment.

Other Segment

Through June 30, 2021, the ‘other’ segment included the results of Watford. Pursuant to GAAP, Watford was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Watford. As such, the Company consolidated the results of Watford in its consolidated financial statements through June 30, 2021. The portion of Watford’s earnings attributable to third party investors was recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss. In July 2021, the Company announced the completion of the previously disclosed acquisition of Watford by Greysbridge. Based on the governing documents of Greysbridge, the Company has concluded that, while it retains significant influence over Watford, Watford no longer constitutes a variable interest entity of which the Company is the primary beneficiary. Accordingly, effective July 1, 2021, Arch no longer consolidates the results of Watford in its consolidated financial statements.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2021
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,596,619	$1,251,760	$360,934	$3,207,415	$—	$3,207,415
Premiums ceded	(442,806)	(630,371)	(60,207)	(1,131,486)	—	(1,131,486)
Net premiums written	1,153,813	621,389	300,727	2,075,929	—	2,075,929
Change in unearned premiums	(215,143)	57,313	11,238	(146,592)	—	(146,592)
Net premiums earned	938,670	678,702	311,965	1,929,337	—	1,929,337
Other underwriting income (loss)	—	3,293	3,981	7,274	—	7,274
Losses and loss adjustment expenses	(668,630)	(545,846)	(11,543)	(1,226,019)	—	(1,226,019)
Acquisition expenses	(152,467)	(129,450)	(24,098)	(306,015)	—	(306,015)
Other operating expenses	(138,931)	(45,647)	(46,254)	(230,832)	—	(230,832)
Underwriting income (loss)	$(21,358)	$(38,948)	$234,051	173,745	—	173,745

Net investment income				88,195	—	88,195
Net realized gains (losses)				(25,040)	—	(25,040)
Equity in net income (loss) of investment funds accounted for using the equity method				105,398	—	105,398
Other income (loss)				(3,960)	—	(3,960)
Corporate expenses (2)				(18,636)	—	(18,636)
Transaction costs and other (2)				(1,036)	—	(1,036)
Amortization of intangible assets				(20,135)	—	(20,135)
Interest expense				(33,176)	—	(33,176)
Net foreign exchange gains (losses)				36,078	—	36,078
Income (loss) before income taxes and income (loss) from operating affiliates				301,433	—	301,433
Income tax (expense) benefit				(4,137)	—	(4,137)
Income (loss) from operating affiliates				124,119	—	124,119
Net income (loss)				421,415	—	421,415
Dividends attributable to redeemable noncontrolling interests				(1,473)	—	(1,473)
Net income (loss) available to Arch				419,942	—	419,942
Preferred dividends				(16,090)	—	(16,090)
Loss on redemption of preferred shares				(15,101)	—	(15,101)
Net income (loss) available to Arch common shareholders				$388,751	$—	$388,751

Underwriting Ratios
Loss ratio	71.2%	80.4%	3.7%	63.5%	—%	63.5%
Acquisition expense ratio	16.2%	19.1%	7.7%	15.9%	—%	15.9%
Other operating expense ratio	14.8%	6.7%	14.8%	12.0%	—%	12.0%
Combined ratio	102.2%	106.2%	26.2%	91.4%	—%	91.4%

Net premiums written to gross premiums written	72.3%	49.6%	83.3%	64.7%	—%	64.7%

Total investable assets				$27,278,440	$—	$27,278,440
Total assets				44,783,736	—	44,783,736
Total liabilities				31,385,973	—	31,385,973
(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2020
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,206,328	$1,004,590	$346,248	$2,556,914	$197,480	$2,681,032
Premiums ceded	(382,167)	(400,388)	(47,783)	(830,086)	(50,164)	(806,888)
Net premiums written	824,161	604,202	298,465	1,726,828	147,316	1,874,144
Change in unearned premiums	(105,007)	(49,704)	52,944	(101,767)	(1,285)	(103,052)
Net premiums earned	719,154	554,498	351,409	1,625,061	146,031	1,771,092
Other underwriting income (loss)	(31)	298	4,600	4,867	546	5,413
Losses and loss adjustment expenses	(525,321)	(422,084)	(153,055)	(1,100,460)	(115,813)	(1,216,273)
Acquisition expenses	(102,420)	(85,388)	(35,716)	(223,524)	(24,418)	(247,942)
Other operating expenses	(122,541)	(41,818)	(36,708)	(201,067)	(14,619)	(215,686)
Underwriting income (loss)	$(31,159)	$5,506	$130,530	104,877	(8,273)	96,604

Net investment income				99,857	28,655	128,512
Net realized gains (losses)				210,984	69,515	280,499
Equity in net income (loss) of investment funds accounted for using the equity method				126,735	—	126,735
Other income (loss)				—	—	—
Corporate expenses (2)				(16,263)	—	(16,263)
Transaction costs and other (2)				(1,674)	—	(1,674)
Amortization of intangible assets				(16,715)	—	(16,715)
Interest expense				(36,224)	(5,119)	(41,343)
Net foreign exchange gains (losses)				(38,681)	(6,204)	(44,885)
Income (loss) before income taxes and income (loss) from operating affiliates				432,896	78,574	511,470
Income tax (expense) benefit				(23,638)	(69)	(23,707)
Income (loss) from operating affiliates				919	—	919
Net income (loss)				410,177	78,505	488,682
Dividends attributable to redeemable noncontrolling interests				(882)	(993)	(1,875)
Amounts attributable to nonredeemable noncontrolling interests				—	(67,768)	(67,768)
Net income (loss) available to Arch				409,295	9,744	419,039
Preferred dividends				(10,403)	—	(10,403)
Net income (loss) available to Arch common shareholders				$398,892	$9,744	$408,636

Underwriting Ratios
Loss ratio	73.0%	76.1%	43.6%	67.7%	79.3%	68.7%
Acquisition expense ratio	14.2%	15.4%	10.2%	13.8%	16.7%	14.0%
Other operating expense ratio	17.0%	7.5%	10.4%	12.4%	10.0%	12.2%
Combined ratio	104.2%	99.0%	64.2%	93.9%	106.0%	94.9%

Net premiums written to gross premiums written	68.3%	60.1%	86.2%	67.5%	74.6%	69.9%

Total investable assets				$25,724,501	$2,693,452	$28,417,953
Total assets				39,105,137	3,610,898	42,716,035
Total liabilities				26,747,061	2,701,222	29,448,283

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2021
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$4,381,372	$4,080,840	$1,143,691	$9,602,213	$457,465	$9,890,912
Premiums ceded	(1,269,165)	(1,535,607)	(171,923)	(2,973,005)	(102,763)	(2,907,002)
Net premiums written	3,112,207	2,545,233	971,768	6,629,208	354,702	6,983,910
Change in unearned premiums	(488,636)	(484,607)	10,735	(962,508)	(22,734)	(985,242)
Net premiums earned	2,623,571	2,060,626	982,503	5,666,700	331,968	5,998,668
Other underwriting income (loss)	—	3,148	15,026	18,174	739	18,913
Losses and loss adjustment expenses	(1,750,257)	(1,494,539)	(85,112)	(3,329,908)	(259,042)	(3,588,950)
Acquisition expenses	(417,541)	(381,060)	(84,297)	(882,898)	(62,741)	(945,639)
Other operating expenses	(409,386)	(150,856)	(143,697)	(703,939)	(32,869)	(736,808)
Underwriting income (loss)	$46,387	$37,319	$684,423	768,129	(21,945)	746,184

Net investment income				256,354	42,310	298,664
Net realized gains (losses)				239,690	80,638	320,328
Equity in net income (loss) of investment funds accounted for using the equity method				299,270	—	299,270
Other income (loss)				1,151	—	1,151
Corporate expenses (2)				(59,279)	—	(59,279)
Transaction costs and other (2)				(793)	(935)	(1,728)
Amortization of intangible assets				(48,925)	(898)	(49,823)
Interest expense				(98,812)	(8,410)	(107,222)
Net foreign exchange gains (losses)				39,691	(1,325)	38,366
Income (loss) before income taxes and income (loss) from operating affiliates				1,396,476	89,435	1,485,911
Income tax (expense) benefit				(93,942)	(234)	(94,176)
Income (loss) from operating affiliates				224,052	—	224,052
Net income (loss)				1,526,586	89,201	1,615,787
Dividends attributable to redeemable noncontrolling interests				(1,936)	(1,953)	(3,889)
Amounts attributable to nonredeemable noncontrolling interests				—	(78,314)	(78,314)
Net income (loss) available to Arch				1,524,650	8,934	1,533,584
Preferred dividends				(38,159)	—	(38,159)
Loss on redemption of preferred shares				(15,101)	—	(15,101)
Net income (loss) available to Arch common shareholders				$1,471,390	$8,934	$1,480,324

Underwriting Ratios
Loss ratio	66.7%	72.5%	8.7%	58.8%	78.0%	59.8%
Acquisition expense ratio	15.9%	18.5%	8.6%	15.6%	18.9%	15.8%
Other operating expense ratio	15.6%	7.3%	14.6%	12.4%	9.9%	12.3%
Combined ratio	98.2%	98.3%	31.9%	86.8%	106.8%	87.9%

Net premiums written to gross premiums written	71.0%	62.4%	85.0%	69.0%	77.5%	70.6%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2020
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$3,444,335	$2,934,174	$1,084,337	$7,461,860	$590,309	$7,831,554
Premiums ceded	(1,119,165)	(967,698)	(136,154)	(2,222,031)	(150,437)	(2,151,853)
Net premiums written	2,325,170	1,966,476	948,183	5,239,829	439,872	5,679,701
Change in unearned premiums	(202,188)	(388,321)	113,965	(476,544)	(22,267)	(498,811)
Net premiums earned	2,122,982	1,578,155	1,062,148	4,763,285	417,605	5,180,890
Other underwriting income (loss)	(31)	1,767	15,649	17,385	1,547	18,932
Losses and loss adjustment expenses	(1,550,632)	(1,235,586)	(444,721)	(3,230,939)	(331,275)	(3,562,214)
Acquisition expenses	(317,428)	(255,516)	(108,304)	(681,248)	(68,766)	(750,014)
Other operating expenses	(370,947)	(125,831)	(120,178)	(616,956)	(42,523)	(659,479)
Underwriting income (loss)	$(116,056)	$(37,011)	$404,594	251,527	(23,412)	228,115

Net investment income				313,916	91,234	405,150
Net realized gains (losses)				523,964	(53,837)	470,127
Equity in net income (loss) of investment funds accounted for using the equity method				57,407	—	57,407
Other income (loss)				65	—	65
Corporate expenses (2)				(51,407)	—	(51,407)
Transaction costs and other (2)				(5,246)	—	(5,246)
Amortization of intangible assets				(49,835)	—	(49,835)
Interest expense				(86,599)	(18,438)	(105,037)
Net foreign exchange gains (losses)				(17,812)	6,387	(11,425)
Income (loss) before income taxes and income (loss) from operating affiliates				935,980	1,934	937,914
Income tax (expense) benefit				(78,112)	333	(77,779)
Income (loss) from operating affiliates				6,262	—	6,262
Net income (loss)				864,130	2,267	866,397
Dividends attributable to redeemable noncontrolling interests				(1,873)	(3,125)	(4,998)
Amounts attributable to nonredeemable noncontrolling interests				—	578	578
Net income (loss) available to Arch				862,257	(280)	861,977
Preferred dividends				(31,209)	—	(31,209)
Net income (loss) available to Arch common shareholders				$831,048	$(280)	$830,768

Underwriting Ratios
Loss ratio	73.0%	78.3%	41.9%	67.8%	79.3%	68.8%
Acquisition expense ratio	15.0%	16.2%	10.2%	14.3%	16.5%	14.5%
Other operating expense ratio	17.5%	8.0%	11.3%	13.0%	10.2%	12.7%
Combined ratio	105.5%	102.5%	63.4%	95.1%	106.0%	96.0%

Net premiums written to gross premiums written	67.5%	67.0%	87.4%	70.2%	74.5%	72.5%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Gross premiums written	$1,596,619	$1,368,867	$1,415,886	$1,244,227	$1,206,328	$4,381,372	$3,444,335
Premiums ceded	(442,806)	(405,312)	(421,047)	(406,490)	(382,167)	(1,269,165)	(1,119,165)
Net premiums written	1,153,813	963,555	994,839	837,737	824,161	3,112,207	2,325,170
Change in unearned premiums	(215,143)	(98,128)	(175,365)	(89,299)	(105,007)	(488,636)	(202,188)
Net premiums earned	938,670	865,427	819,474	748,438	719,154	2,623,571	2,122,982
Other underwriting income (loss)	—	—	—	—	(31)	—	(31)
Losses and loss adjustment expenses	(668,630)	(545,880)	(535,747)	(541,821)	(525,321)	(1,750,257)	(1,550,632)
Acquisition expenses	(152,467)	(136,852)	(128,222)	(101,055)	(102,420)	(417,541)	(317,428)
Other operating expenses	(138,931)	(133,342)	(137,113)	(118,206)	(122,541)	(409,386)	(370,947)
Underwriting income (loss)	$(21,358)	$49,353	$18,392	$(12,644)	$(31,159)	$46,387	$(116,056)

Underwriting Ratios
Loss ratio	71.2%	63.1%	65.4%	72.4%	73.0%	66.7%	73.0%
Acquisition expense ratio	16.2%	15.8%	15.6%	13.5%	14.2%	15.9%	15.0%
Other operating expense ratio	14.8%	15.4%	16.7%	15.8%	17.0%	15.6%	17.5%
Combined ratio	102.2%	94.3%	97.7%	101.7%	104.2%	98.2%	105.5%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	12.2%	3.2%	5.1%	8.3%	10.3%	7.0%	9.9%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.5)%	(0.3)%	(0.7)%	(0.2)%	(0.2)%	(0.5)%	(0.2)%
Combined ratio excluding catastrophic activity and prior year development (1)	90.5%	91.4%	93.3%	93.6%	94.1%	91.7%	95.8%

Net premiums written to gross premiums written	72.3%	70.4%	70.3%	67.3%	68.3%	71.0%	67.5%

(1)See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2021		2021		2021		2020		2020		2021		2020
Net premiums written
Property, energy, marine and aviation	$215,062	18.6%	$207,762	21.6%	$170,498	17.1%	$179,455	21.4%	$152,193	18.5%	$593,322	19.1%	$439,579	18.9%
Professional lines (1)	310,185	26.9%	254,961	26.5%	238,246	23.9%	217,306	25.9%	199,163	24.2%	803,392	25.8%	526,180	22.6%
Programs	196,048	17.0%	149,373	15.5%	158,401	15.9%	96,743	11.5%	123,768	15.0%	503,822	16.2%	341,230	14.7%
Construction and national accounts	92,253	8.0%	77,579	8.1%	134,792	13.5%	102,171	12.2%	88,790	10.8%	304,624	9.8%	261,933	11.3%
Excess and surplus casualty (2)	98,320	8.5%	74,346	7.7%	85,593	8.6%	88,319	10.5%	78,889	9.6%	258,259	8.3%	209,011	9.0%
Travel, accident and health	62,837	5.4%	71,071	7.4%	92,306	9.3%	29,959	3.6%	28,972	3.5%	226,214	7.3%	183,015	7.9%
Lenders products	38,905	3.4%	40,386	4.2%	34,860	3.5%	38,307	4.6%	60,830	7.4%	114,151	3.7%	117,812	5.1%
Other (3)	140,203	12.2%	88,077	9.1%	80,143	8.1%	85,477	10.2%	91,556	11.1%	308,423	9.9%	246,410	10.6%
Total	$1,153,813	100.0%	$963,555	100.0%	$994,839	100.0%	$837,737	100.0%	$824,161	100.0%	$3,112,207	100.0%	$2,325,170	100.0%

Underwriting location
United States	$797,395	69.1%	$658,964	68.4%	$675,840	67.9%	$527,824	63.0%	$574,699	69.7%	$2,132,199	68.5%	$1,630,591	70.1%
Europe	301,877	26.2%	254,602	26.4%	276,122	27.8%	266,761	31.8%	212,203	25.7%	832,601	26.8%	589,811	25.4%
Other	54,541	4.7%	49,989	5.2%	42,877	4.3%	43,152	5.2%	37,259	4.5%	147,407	4.7%	104,768	4.5%
Total	$1,153,813	100.0%	$963,555	100.0%	$994,839	100.0%	$837,737	100.0%	$824,161	100.0%	$3,112,207	100.0%	$2,325,170	100.0%

Net premiums earned
Property, energy, marine and aviation	$187,905	20.0%	$167,716	19.4%	$157,259	19.2%	$151,456	20.2%	$133,827	18.6%	$512,880	19.5%	$365,791	17.2%
Professional lines (1)	249,007	26.5%	214,098	24.7%	199,671	24.4%	180,858	24.2%	168,502	23.4%	662,776	25.3%	475,014	22.4%
Programs	137,299	14.6%	118,974	13.7%	112,840	13.8%	110,651	14.8%	104,861	14.6%	369,113	14.1%	322,203	15.2%
Construction and national accounts	94,523	10.1%	95,849	11.1%	102,671	12.5%	101,243	13.5%	95,386	13.3%	293,043	11.2%	286,691	13.5%
Excess and surplus casualty (2)	84,048	9.0%	72,899	8.4%	75,367	9.2%	74,579	10.0%	69,978	9.7%	232,314	8.9%	196,041	9.2%
Travel, accident and health	56,102	6.0%	62,610	7.2%	49,666	6.1%	24,726	3.3%	36,726	5.1%	168,378	6.4%	166,218	7.8%
Lenders products	33,030	3.5%	46,396	5.4%	40,081	4.9%	32,832	4.4%	33,401	4.6%	119,507	4.6%	81,855	3.9%
Other (3)	96,756	10.3%	86,885	10.0%	81,919	10.0%	72,093	9.6%	76,473	10.6%	265,560	10.1%	229,169	10.8%
Total	$938,670	100.0%	$865,427	100.0%	$819,474	100.0%	$748,438	100.0%	$719,154	100.0%	$2,623,571	100.0%	$2,122,982	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Gross premiums written	$1,251,760	$1,358,020	$1,471,060	$537,912	$1,004,590	$4,080,840	$2,934,174
Premiums ceded	(630,371)	(433,288)	(471,948)	(47,018)	(400,388)	(1,535,607)	(967,698)
Net premiums written	621,389	924,732	999,112	490,894	604,202	2,545,233	1,966,476
Change in unearned premiums	57,313	(187,708)	(354,212)	93,180	(49,704)	(484,607)	(388,321)
Net premiums earned	678,702	737,024	644,900	584,074	554,498	2,060,626	1,578,155
Other underwriting income (loss)	3,293	1,053	(1,198)	2,687	298	3,148	1,767
Losses and loss adjustment expenses	(545,846)	(463,823)	(484,870)	(392,734)	(422,084)	(1,494,539)	(1,235,586)
Acquisition expenses	(129,450)	(133,585)	(118,025)	(98,532)	(85,388)	(381,060)	(255,516)
Other operating expenses	(45,647)	(44,695)	(60,514)	(42,180)	(41,818)	(150,856)	(125,831)
Underwriting income (loss)	$(38,948)	$95,974	$(19,707)	$53,315	$5,506	$37,319	$(37,011)

Underwriting Ratios
Loss ratio	80.4%	62.9%	75.2%	67.2%	76.1%	72.5%	78.3%
Acquisition expense ratio	19.1%	18.1%	18.3%	16.9%	15.4%	18.5%	16.2%
Other operating expense ratio	6.7%	6.1%	9.4%	7.2%	7.5%	7.3%	8.0%
Combined ratio	106.2%	87.1%	102.9%	91.3%	99.0%	98.3%	102.5%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	32.6%	2.5%	22.7%	16.1%	23.3%	18.7%	20.2%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(9.6)%	(2.5)%	(3.8)%	(6.9)%	(7.4)%	(5.3)%	(5.1)%
Combined ratio excluding catastrophic activity and prior year development (1)	83.2%	87.1%	84.0%	82.1%	83.1%	84.9%	87.4%

Net premiums written to gross premiums written	49.6%	68.1%	67.9%	91.3%	60.1%	62.4%	67.0%

(1)See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2021		2021		2021		2020		2020		2021		2020
Net premiums written
Property excluding property catastrophe	$237,025	38.1%	$249,101	26.9%	$292,833	29.3%	$150,643	30.7%	$223,880	37.1%	$778,959	30.6%	$546,443	27.8%
Property catastrophe	(7,125)	(1.1)%	87,642	9.5%	117,207	11.7%	37,317	7.6%	42,125	7.0%	197,724	7.8%	248,893	12.7%
Other specialty (1)	167,006	26.9%	296,325	32.0%	284,331	28.5%	147,012	29.9%	159,969	26.5%	747,662	29.4%	562,296	28.6%
Casualty (2)	187,066	30.1%	225,890	24.4%	218,256	21.8%	103,989	21.2%	142,401	23.6%	631,212	24.8%	438,330	22.3%
Marine and aviation	19,159	3.1%	50,248	5.4%	61,638	6.2%	31,418	6.4%	27,839	4.6%	131,045	5.1%	109,996	5.6%
Other (3)	18,258	2.9%	15,526	1.7%	24,847	2.5%	20,515	4.2%	7,988	1.3%	58,631	2.3%	60,518	3.1%
Total	$621,389	100.0%	$924,732	100.0%	$999,112	100.0%	$490,894	100.0%	$604,202	100.0%	$2,545,233	100.0%	$1,966,476	100.0%

Underwriting location
Bermuda	$221,336	35.6%	$477,609	51.6%	$518,241	51.9%	$187,727	38.2%	$240,193	39.8%	$1,217,186	47.8%	$814,263	41.4%
United States	207,815	33.4%	211,509	22.9%	208,101	20.8%	148,994	30.4%	189,135	31.3%	627,425	24.7%	538,628	27.4%
Europe and other	192,238	30.9%	235,614	25.5%	272,770	27.3%	154,173	31.4%	174,874	28.9%	700,622	27.5%	613,585	31.2%
Total	$621,389	100.0%	$924,732	100.0%	$999,112	100.0%	$490,894	100.0%	$604,202	100.0%	$2,545,233	100.0%	$1,966,476	100.0%

Net premiums earned
Property excluding property catastrophe	$210,280	31.0%	$202,780	27.5%	$187,782	29.1%	$162,456	27.8%	$163,081	29.4%	$600,842	29.2%	$399,752	25.3%
Property catastrophe	61,107	9.0%	76,167	10.3%	88,011	13.6%	59,986	10.3%	69,524	12.5%	225,285	10.9%	177,750	11.3%
Other specialty (1)	195,649	28.8%	211,817	28.7%	163,898	25.4%	158,817	27.2%	141,201	25.5%	571,364	27.7%	467,592	29.6%
Casualty (2)	159,697	23.5%	183,846	24.9%	149,031	23.1%	144,808	24.8%	136,421	24.6%	492,574	23.9%	404,248	25.6%
Marine and aviation	29,818	4.4%	42,773	5.8%	40,108	6.2%	33,062	5.7%	26,744	4.8%	112,699	5.5%	76,562	4.9%
Other (3)	22,151	3.3%	19,641	2.7%	16,070	2.5%	24,945	4.3%	17,527	3.2%	57,862	2.8%	52,251	3.3%
Total	$678,702	100.0%	$737,024	100.0%	$644,900	100.0%	$584,074	100.0%	$554,498	100.0%	$2,060,626	100.0%	$1,578,155	100.0%

(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.
(2)    Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.
(3)    Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Gross premiums written	$360,934	$391,511	$391,246	$389,662	$346,248	$1,143,691	$1,084,337
Premiums ceded	(60,207)	(55,665)	(56,051)	(57,995)	(47,783)	(171,923)	(136,154)
Net premiums written	300,727	335,846	335,195	331,667	298,465	971,768	948,183
Change in unearned premiums	11,238	(1,625)	1,122	4,120	52,944	10,735	113,965
Net premiums earned	311,965	334,221	336,317	335,787	351,409	982,503	1,062,148
Other underwriting income (1)	3,981	4,148	6,897	4,667	4,600	15,026	15,649
Losses and loss adjustment expenses	(11,543)	(9,880)	(63,689)	(83,623)	(153,055)	(85,112)	(444,721)
Acquisition expenses	(24,098)	(30,117)	(30,082)	(25,936)	(35,716)	(84,297)	(108,304)
Other operating expenses	(46,254)	(48,312)	(49,131)	(42,024)	(36,708)	(143,697)	(120,178)
Underwriting income	$234,051	$250,060	$200,312	$188,871	$130,530	$684,423	$404,594

Underwriting Ratios
Loss ratio	3.7%	3.0%	18.9%	24.9%	43.6%	8.7%	41.9%
Acquisition expense ratio	7.7%	9.0%	8.9%	7.7%	10.2%	8.6%	10.2%
Other operating expense ratio	14.8%	14.5%	14.6%	12.5%	10.4%	14.6%	11.3%
Combined ratio	26.2%	26.5%	42.4%	45.1%	64.2%	31.9%	63.4%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(15.5)%	(13.1)%	(3.4)%	(2.4)%	(1.3)%	(10.6)%	(1.0)%
Combined ratio excluding prior year development (2)	41.7%	39.6%	45.8%	47.5%	65.5%	42.5%	64.4%

Net premiums written to gross premiums written	83.3%	85.8%	85.7%	85.1%	86.2%	85.0%	87.4%

Net premiums written by underwriting location
United States	$221,315	$234,645	$247,529	$250,747	$245,971	$703,489	$771,203
Other	79,412	101,201	87,666	80,920	52,494	268,279	176,980
Total	$300,727	$335,846	$335,195	$331,667	$298,465	$971,768	$948,183
United States %	73.6%	69.9%	73.8%	75.6%	82.4%	72.4%	81.3%
Other %	26.4%	30.1%	26.2%	24.4%	17.6%	27.6%	18.7%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$280,379	61.3%	$277,887	65.8%	$276,179	64.7%	$280,579	66.2%	$275,846	66.8%
U.S. credit risk transfer (CRT) and other (2)	108,203	23.6%	103,970	24.6%	111,159	26.0%	103,535	24.4%	103,370	25.0%
International mortgage insurance/reinsurance (3)	69,127	15.1%	40,580	9.6%	39,678	9.3%	39,425	9.3%	33,837	8.2%
Total	$457,709	100.0%	$422,437	100.0%	$427,016	100.0%	$423,539	100.0%	$413,053	100.0%
Risk In Force (RIF) (4)
U.S. primary mortgage insurance	$70,320	84.8%	$69,587	90.3%	$69,234	89.9%	$70,522	90.5%	$69,620	91.0%
U.S. credit risk transfer and other (2)	4,817	5.8%	4,706	6.1%	5,107	6.6%	4,699	6.0%	4,574	6.0%
International mortgage insurance/reinsurance (3)	7,803	9.4%	2,727	3.5%	2,680	3.5%	2,673	3.4%	2,321	3.0%
Total	$82,940	100.0%	$77,020	100.0%	$77,021	100.0%	$77,894	100.0%	$76,515	100.0%
Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$41,927	59.6%	$41,156	59.1%	$40,230	58.1%	$40,774	57.8%	$40,017	57.5%
680-739	23,732	33.7%	23,663	34.0%	24,006	34.7%	24,498	34.7%	24,236	34.8%
620-679	4,323	6.1%	4,401	6.3%	4,607	6.7%	4,837	6.9%	5,016	7.2%
<620	338	0.5%	367	0.5%	391	0.6%	413	0.6%	351	0.5%
Total	$70,320	100.0%	$69,587	100.0%	$69,234	100.0%	$70,522	100.0%	$69,620	100.0%
Weighted average FICO score	745		745		744		743		743
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,708	11.0%	$7,975	11.5%	$8,310	12.0%	$8,643	12.3%	$8,789	12.6%
90.01% to 95.00%	38,378	54.6%	37,619	54.1%	37,193	53.7%	37,877	53.7%	37,278	53.5%
85.01% to 90.00%	19,980	28.4%	19,784	28.4%	19,648	28.4%	20,013	28.4%	19,870	28.5%
85.00% and below	4,254	6.0%	4,209	6.0%	4,083	5.9%	3,989	5.7%	3,683	5.3%
Total	$70,320	100.0%	$69,587	100.0%	$69,234	100.0%	$70,522	100.0%	$69,620	100.0%
Weighted average LTV	92.8%		92.8%		92.8%		92.8%		92.9%
Total RIF by State:
Texas	$5,590	7.9%	$5,560	8.0%	$5,569	8.0%	$5,636	8.0%	$5,536	8.0%
California	5,451	7.8%	5,324	7.7%	5,343	7.7%	5,261	7.5%	5,019	7.2%
Florida	3,344	4.8%	3,367	4.8%	3,544	5.1%	3,632	5.2%	3,648	5.2%
Minnesota	2,936	4.2%	2,973	4.3%	2,452	3.5%	2,520	3.6%	2,489	3.6%
North Carolina	2,921	4.2%	2,924	4.2%	2,610	3.8%	2,622	3.7%	2,516	3.6%
Illinois	2,920	4.2%	2,832	4.1%	2,728	3.9%	2,762	3.9%	2,670	3.8%
Georgia	2,908	4.1%	2,886	4.1%	2,929	4.2%	2,959	4.2%	2,890	4.2%
Massachusetts	2,519	3.6%	2,459	3.5%	2,434	3.5%	2,464	3.5%	2,344	3.4%
Virginia	2,412	3.4%	2,372	3.4%	2,458	3.6%	2,526	3.6%	2,540	3.6%
Ohio	2,263	3.2%	2,229	3.2%	2,239	3.2%	2,264	3.2%	2,210	3.2%
Other	37,056	52.7%	36,661	52.7%	36,928	53.3%	37,876	53.7%	37,758	54.2%
Total	$70,320	100.0%	$69,587	100.0%	$69,234	100.0%	$70,522	100.0%	$69,620	100.0%
Weighted average coverage (end of period RIF divided by IIF)	25.1%		25.0%		25.1%		25.1%		25.2%
U.S. mortgage insurance total RIF, net of reinsurance (5)	$54,847		$55,557		$55,503		$56,658		$56,067
Analysts’ persistency (6)	57.7%		54.8%		54.1%		58.7%		62.5%
Risk-to-capital ratio -- Arch MI U.S. (7)	8.6:1		8.5:1		8.7:1		9.3:1		9.6:1
PMIER sufficiency ratio -- Arch MI U.S. (8)	195%		196%		190%		173%		158%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance.	(5) Total RIF for the U.S. mortgage insurance operations (see note 4) after external reinsurance.
(2) Includes all CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.	(6) Represents the % of IIF at the beginning of a 12-mo. period that remained in force at the end of the period.
(3) International mortgage insurance and reinsurance with risk primarily located in Australia and to lesser extent Europe and Asia.	(7) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for September 30, 2021).
(4) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions
(8) Calculated as available assets divided by required assets as defined within PMIERs (estimate for September 30, 2021). There was approximately $1.8 billion of excess available assets at September 30, 2021.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$27,841		$28,372		$27,019		$38,011		$32,787

Total NIW by credit quality (FICO score):
>=740	$17,514	62.9%	$19,240	67.8%	$17,818	65.9%	$25,128	66.1%	$21,160	64.5%
680-739	9,012	32.4%	8,113	28.6%	8,418	31.2%	11,877	31.2%	10,562	32.2%
620-679	1,315	4.7%	1,019	3.6%	783	2.9%	1,006	2.6%	1,065	3.2%
Total	$27,841	100.0%	$28,372	100.0%	$27,019	100.0%	$38,011	100.0%	$32,787	100.0%

Total NIW by LTV:
95.01% and above	$1,554	5.6%	$1,484	5.2%	$1,608	6.0%	$2,475	6.5%	$2,561	7.8%
90.01% to 95.00%	14,240	51.1%	13,936	49.1%	12,288	45.5%	17,783	46.8%	13,967	42.6%
85.01% to 90.00%	8,394	30.1%	8,675	30.6%	8,312	30.8%	11,014	29.0%	10,052	30.7%
85.00% and below	3,653	13.1%	4,277	15.1%	4,811	17.8%	6,739	17.7%	6,207	18.9%
Total	$27,841	100.0%	$28,372	100.0%	$27,019	100.0%	$38,011	100.0%	$32,787	100.0%

Total NIW monthly vs. single:
Monthly	$26,515	95.2%	$26,725	94.2%	$24,989	92.5%	$35,672	93.8%	$31,928	97.4%
Single	1,326	4.8%	1,647	5.8%	2,030	7.5%	2,339	6.2%	859	2.6%
Total	$27,841	100.0%	$28,372	100.0%	$27,019	100.0%	$38,011	100.0%	$32,787	100.0%

Total NIW purchase vs. refinance:
Purchase	$25,711	92.3%	$25,010	88.2%	$20,505	75.9%	$29,584	77.8%	$24,256	74.0%
Refinance	2,130	7.7%	3,362	11.8%	6,514	24.1%	8,427	22.2%	8,531	26.0%
Total	$27,841	100.0%	$28,372	100.0%	$27,019	100.0%	$38,011	100.0%	$32,787	100.0%

Ending number of policies in force (PIF) (2)	1,188,768		1,199,918		1,214,245		1,245,771		1,245,408

Rollforward of insured loans in default:
Beginning delinquent number of loans	37,319		46,914		52,234		58,362		64,667
Plus: new notices	8,068		7,425		10,990		14,564		19,967
Less: cures	(13,410)		(16,793)		(16,131)		(20,457)		(26,029)
Less: paid claims	(207)		(227)		(179)		(235)		(243)
Ending delinquent number of loans (2)	31,770		37,319		46,914		52,234		58,362

Ending percentage of loans in default (2)	2.67%		3.11%		3.86%		4.19%		4.69%

Losses:
Number of claims paid	207		227		179		235		243
Total paid claims (in thousands)	$7,551		$8,415		$6,882		$9,344		$9,420
Average per claim (in thousands)	$36.5		$37.1		$38.4		$39.8		$38.8
Severity (3)	78.7%		80.3%		82.0%		87.2%		88.6%

Average case reserve per default (in thousands)	$23.5		$19.5		$15.2		$12.6		$10.1

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	September 30, 2021						December 31, 2020
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2011 and prior	27.9%	$11,888	4.2%	$2,672	3.8%	9.51%	28.3%	$14,588	5.2%	$3,327	4.7%	11.36%
2012	1.1%	1,974	0.7%	505	0.7%	2.76%	1.3%	3,651	1.3%	992	1.4%	2.98%
2013	2.7%	4,876	1.7%	1,342	1.9%	2.72%	3.0%	7,546	2.7%	2,107	3.0%	3.30%
2014	2.1%	5,454	1.9%	1,501	2.1%	3.37%	2.2%	8,261	2.9%	2,273	3.2%	4.06%
2015	3.2%	9,810	3.5%	2,637	3.8%	2.92%	3.4%	15,032	5.4%	4,048	5.7%	3.72%
2016	8.1%	16,150	5.8%	4,324	6.1%	3.64%	8.8%	24,958	8.9%	6,648	9.4%	4.77%
2017	11.5%	15,001	5.4%	3,910	5.6%	4.50%	12.9%	24,748	8.8%	6,413	9.1%	5.52%
2018	15.6%	16,193	5.8%	4,105	5.8%	5.75%	16.8%	27,304	9.7%	6,918	9.8%	6.76%
2019	16.3%	29,860	10.6%	7,463	10.6%	3.58%	17.8%	48,304	17.2%	12,001	17.0%	4.61%
2020	10.3%	88,737	31.6%	21,777	31.0%	0.91%	5.5%	106,187	37.8%	25,795	36.6%	0.76%
2021	1.2%	80,436	28.7%	20,084	28.6%	0.19%
Total	100.0%	$280,379	100.0%	$70,320	100.0%	2.67%	100.0%	$280,579	100.0%	$70,522	100.0%	4.19%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $726.6 million at September 30, 2021, compared to $649.7 million at December 31, 2020.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Gross premiums written	$3,207,415	$3,117,505	$3,277,293	$2,170,831	$2,556,914	$9,602,213	$7,461,860
Premiums ceded	(1,131,486)	(893,372)	(948,147)	(510,533)	(830,086)	(2,973,005)	(2,222,031)
Net premiums written	2,075,929	2,224,133	2,329,146	1,660,298	1,726,828	6,629,208	5,239,829
Change in unearned premiums	(146,592)	(287,461)	(528,455)	8,001	(101,767)	(962,508)	(476,544)
Net premiums earned	1,929,337	1,936,672	1,800,691	1,668,299	1,625,061	5,666,700	4,763,285
Other underwriting income (loss)	7,274	5,201	5,699	7,354	4,867	18,174	17,385
Losses and loss adjustment expenses	(1,226,019)	(1,019,583)	(1,084,306)	(1,018,178)	(1,100,460)	(3,329,908)	(3,230,939)
Acquisition expenses	(306,015)	(300,554)	(276,329)	(225,523)	(223,524)	(882,898)	(681,248)
Other operating expenses	(230,832)	(226,349)	(246,758)	(202,410)	(201,067)	(703,939)	(616,956)
Underwriting income (loss)	$173,745	$395,387	$198,997	$229,542	$104,877	$768,129	$251,527

Underwriting Ratios
Loss ratio	63.5%	52.6%	60.2%	61.0%	67.7%	58.8%	67.8%
Acquisition expense ratio	15.9%	15.5%	15.3%	13.5%	13.8%	15.6%	14.3%
Other operating expense ratio	12.0%	11.7%	13.7%	12.1%	12.4%	12.4%	13.0%
Combined ratio	91.4%	79.8%	89.2%	86.6%	93.9%	86.8%	95.1%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	17.4%	2.4%	10.5%	9.4%	12.5%	10.1%	11.1%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(6.1)%	(3.3)%	(2.3)%	(3.0)%	(2.9)%	(4.0)%	(2.0)%
Combined ratio excluding catastrophic activity and prior year development (1)	80.1%	80.7%	81.0%	80.2%	84.3%	80.7%	86.0%

Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$626,291	$684,087	$572,589	$652,077	$618,638	$1,882,967	$1,699,131
Change in unpaid losses and loss adjustment expenses	599,728	335,496	511,717	366,101	481,822	1,446,941	1,531,808
Total losses and loss adjustment expenses	$1,226,019	$1,019,583	$1,084,306	$1,018,178	$1,100,460	$3,329,908	$3,230,939

Net premiums written to gross premiums written	64.7%	71.3%	71.1%	76.5%	67.5%	69.0%	70.2%

(1)See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(4,439)	$(2,640)	$(5,474)	$(1,158)	$(1,136)	$(12,553)	$(4,060)
Reinsurance	(65,439)	(18,309)	(24,765)	(40,472)	(40,766)	(108,513)	(80,659)
Mortgage	(48,416)	(43,883)	(11,492)	(8,151)	(4,523)	(103,791)	(10,930)
Total	$(118,294)	$(64,832)	$(41,731)	$(49,781)	$(46,425)	$(224,857)	$(95,649)
Impact on losses and loss adjustment expenses:
Insurance	$(5,066)	$(3,998)	$(4,057)	$(1,906)	$(2,282)	$(13,121)	$(5,915)
Reinsurance	(72,319)	(20,476)	(26,809)	(40,156)	(41,960)	(119,604)	(93,798)
Mortgage	(45,124)	(43,102)	(10,913)	(8,151)	(4,523)	(99,139)	(10,832)
Total	$(122,509)	$(67,576)	$(41,779)	$(50,213)	$(48,765)	$(231,864)	$(110,545)
Impact on acquisition expenses:
Insurance	$627	$1,358	$(1,417)	$748	$1,146	$568	$1,855
Reinsurance	6,880	2,167	2,044	(316)	1,194	11,091	13,139
Mortgage	(3,292)	(781)	(579)	—	—	(4,652)	(98)
Total	$4,215	$2,744	$48	$432	$2,340	$7,007	$14,896
Impact on combined ratio:
Insurance	(0.5)%	(0.3)%	(0.7)%	(0.2)%	(0.2)%	(0.5)%	(0.2)%
Reinsurance	(9.6)%	(2.5)%	(3.8)%	(6.9)%	(7.4)%	(5.3)%	(5.1)%
Mortgage	(15.5)%	(13.1)%	(3.4)%	(2.4)%	(1.3)%	(10.6)%	(1.0)%
Total	(6.1)%	(3.3)%	(2.3)%	(3.0)%	(2.9)%	(4.0)%	(2.0)%
Impact on loss ratio:
Insurance	(0.5)%	(0.5)%	(0.5)%	(0.3)%	(0.3)%	(0.5)%	(0.3)%
Reinsurance	(10.7)%	(2.8)%	(4.2)%	(6.9)%	(7.6)%	(5.8)%	(5.9)%
Mortgage	(14.5)%	(12.9)%	(3.2)%	(2.4)%	(1.3)%	(10.1)%	(1.0)%
Total	(6.3)%	(3.5)%	(2.3)%	(3.0)%	(3.0)%	(4.1)%	(2.3)%
Impact on acquisition expense ratio:
Insurance	0.0%	0.2%	(0.2)%	0.1%	0.1%	0.0%	0.1%
Reinsurance	1.1%	0.3%	0.4%	0.0%	0.2%	0.5%	0.8%
Mortgage	(1.0)%	(0.2)%	(0.2)%	0.0%	0.0%	(0.5)%	0.0%
Total	0.2%	0.2%	0.0%	0.0%	0.1%	0.1%	0.3%
Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$114,433	$27,999	$41,876	$62,398	$74,365	$184,308	$209,777
Reinsurance	221,431	18,467	146,379	93,959	128,939	386,277	319,155
Total	$335,864	$46,466	$188,255	$156,357	$203,304	$570,585	$528,932
Impact on combined ratio:
Insurance	12.2%	3.2%	5.1%	8.3%	10.3%	7.0%	9.9%
Reinsurance	32.6%	2.5%	22.7%	16.1%	23.3%	18.7%	20.2%
Total	17.4%	2.4%	10.5%	9.4%	12.5%	10.1%	11.1%

Estimated impact of COVID-19 event, net of reinsurance and reinstatement premiums, included in current accident year catastrophic events (3)
Insurance	$(584)	$178	$572	$(75)	$3,442	$166	$117,447
Reinsurance	779	$703	15	446	8,449	1,497	154,188
Total	$195	$881	$587	$371	$11,891	$1,663	$271,635
Impact on combined ratio:
Insurance	(0.1)%	0.0%	0.1%	0.0%	0.5%	0.0%	5.5%
Reinsurance	0.1%	0.1%	0.0%	0.1%	1.5%	0.1%	9.8%
Total	0.0%	0.0%	0.0%	0.0%	0.7%	0.0%	5.7%
(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.
(3)Equals estimated losses for exposures through September 30, 2021 to the COVID-19 global pandemic, net of reinsurance and reinstatement premiums. The amounts represent a subset of the estimated losses for the current accident year catastrophic events.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2021		2021		2021		2020		2020
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$16,768,363	61.5%	$17,448,357	63.9%	$18,136,604	68.9%	$18,104,322	67.4%	$17,844,866	69.4%
Fixed maturities—fair value option (3)	414,007	1.5%	417,700	1.5%	360,616	1.4%	388,191	1.4%	386,865	1.5%
Fixed maturities pledged under securities lending agreements, at fair value	—	0.0%	156,056	0.6%	130,152	0.5%	278,783	1.0%	62,749	0.2%
Total fixed maturities	17,182,370	63.0%	18,022,113	66.0%	18,627,372	70.7%	18,771,296	69.9%	18,294,480	71.1%

Equity securities, at fair value	1,790,640	6.6%	1,595,929	5.8%	1,470,592	5.6%	1,392,420	5.2%	1,449,208	5.6%
Equity securities—fair value option (3)	24,523	0.1%	25,158	0.1%	25,640	0.1%	27,555	0.1%	30,494	0.1%
Equity securities pledged under securities lending agreements, at fair value	—	0.0%	12,492	0.0%	10,797	0.0%	16,129	0.1%	—	0.0%
Total equity securities	1,815,163	6.7%	1,633,579	6.0%	1,507,029	5.7%	1,436,104	5.3%	1,479,702	5.8%

Other investments—fair value option (3)	1,489,759	5.5%	1,512,317	5.5%	1,527,999	5.8%	1,480,347	5.5%	1,276,867	5.0%
Other investable assets (3)	—	0.0%	500,000	1.8%	500,000	1.9%	500,000	1.9%	—	0.0%
Total other investments	1,489,759	5.5%	2,012,317	7.4%	2,027,999	7.7%	1,980,347	7.4%	1,276,867	5.0%

Investments accounted for using the equity method (4)	2,741,293	10.0%	2,539,124	9.3%	2,256,327	8.6%	2,047,889	7.6%	1,883,702	7.3%

Short-term investments available for sale, at fair value	3,069,965	11.3%	2,248,613	8.2%	1,269,631	4.8%	1,924,922	7.2%	2,039,097	7.9%
Short-term investments—fair value option (3)	115,681	0.4%	131,403	0.5%	140,329	0.5%	138,318	0.5%	118,313	0.5%
Total short-term investments	3,185,646	11.7%	2,380,016	8.7%	1,409,960	5.4%	2,063,240	7.7%	2,157,410	8.4%

Cash	1,137,721	4.2%	884,857	3.2%	705,787	2.7%	694,997	2.6%	781,065	3.0%

Securities transactions entered into but not settled at the balance sheet date	(273,512)	(1.0)%	(180,592)	(0.7)%	(195,875)	(0.7)%	(137,578)	(0.5)%	(148,725)	(0.6)%
Total investable assets held by the Company	$27,278,440	100.0%	$27,291,414	100.0%	$26,338,599	100.0%	$26,856,295	100.0%	$25,724,501	100.0%

Average effective duration (in years)	2.68		2.31		2.71		3.01		3.21
Average S&P/Moody’s credit ratings (5)	AA-/Aa3		AA/Aa1		AA-/Aa3		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	1.54%		1.45%		1.59%		1.56%		1.71%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$—	$349,202	$236,164	$211,451	$195,333
Investments accounted for using the fair value option	—	1,984,919	1,880,770	1,790,385	1,937,036
Fixed maturities available for sale, at fair value	—	625,422	586,431	613,503	608,022
Equity securities, at fair value	—	97,623	62,314	52,410	52,807
Securities sold but not yet purchased	—	(28,068)	(34,097)	(21,679)	(24,909)
Securities transactions entered into but not settled at the balance sheet date	—	(97,055)	8,846	11,542	(74,837)
Total investable assets included in ‘other’ segment	$—	$2,932,043	$2,740,428	$2,657,612	$2,693,452
(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Included in “other investments” on the balance sheet.
(4)    Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.
(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Composition of net investment income (1):
Fixed maturities	$75,964	$77,709	$79,017	$80,942	$84,608	$232,690	$277,862
Equity securities (dividends)	9,867	8,282	5,650	9,695	6,659	23,799	18,312
Short-term investments	1,858	972	644	1,129	1,162	3,474	5,444
Other (2)	19,114	21,026	15,559	15,053	24,594	55,699	62,898
Gross investment income	106,803	107,989	100,870	106,819	117,023	315,662	364,516
Investment expenses	(18,608)	(18,559)	(22,141)	(18,827)	(17,166)	(59,308)	(50,600)
Net investment income	$88,195	$89,430	$78,729	$87,992	$99,857	$256,354	$313,916
Per share	$0.22	$0.22	$0.19	$0.21	$0.24	$0.63	$0.77

Investment income yield, at amortized cost (1) (3):
Pre-tax	1.41%	1.47%	1.31%	1.45%	1.76%	1.40%	1.94%
After-tax	1.24%	1.30%	1.14%	1.26%	1.57%	1.23%	1.70%

Total return on investments (1) (4)	0.01%	1.58%	(0.18)%	2.46%	2.30%	1.50%	5.19%

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(3)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(4)Total return on investments includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit loses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At September 30, 2021
Corporates	$6,777,943	$155,246	$(40,649)	$114,597	$(1,440)	$6,664,786	101.7%	39.4%
U.S. government and government agencies	4,460,515	12,912	(30,320)	(17,408)	—	4,477,923	99.6%	26.0%
Municipal bonds	382,722	20,096	(1,206)	18,890	(2)	363,834	105.2%	2.2%
Non-U.S. government securities	1,883,563	46,378	(28,948)	17,430	(82)	1,866,215	100.9%	11.0%
Asset-backed securities	2,692,406	12,576	(7,700)	4,876	(560)	2,688,090	100.2%	15.7%
Commercial mortgage-backed securities	579,424	3,598	(548)	3,050	(3)	576,377	100.5%	3.4%
Residential mortgage-backed securities	405,797	3,384	(3,966)	(582)	(24)	406,403	99.9%	2.4%
Total	$17,182,370	$254,190	$(113,337)	$140,853	$(2,111)	$17,043,628	100.8%	100.0%

At December 31, 2020
Corporates	$8,039,745	$405,071	$(30,666)	$374,405	$(700)	$7,666,040	104.9%	42.8%
U.S. government and government agencies	5,354,863	21,490	(12,587)	8,903	—	5,345,960	100.2%	28.5%
Municipal bonds	492,734	27,189	(3,835)	23,354	(11)	469,391	105.0%	2.6%
Non-U.S. government securities	2,310,157	143,054	(7,958)	135,096	—	2,175,061	106.2%	12.3%
Asset-backed securities	1,566,188	18,689	(7,635)	11,054	(1,090)	1,556,224	100.6%	8.3%
Commercial mortgage-backed securities	390,990	8,722	(2,954)	5,768	(122)	385,344	101.5%	2.1%
Residential mortgage-backed securities	616,619	8,934	(4,280)	4,654	(278)	612,243	100.7%	3.3%
Total	$18,771,296	$633,149	$(69,915)	$563,234	$(2,201)	$18,210,263	103.1%	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2021		2021		2021		2020		2020
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$4,830,467	28.1%	$5,221,296	29.0%	$5,432,191	29.2%	$5,963,758	31.8%	$5,360,798	29.3%
AAA	3,257,679	19.0%	3,432,285	19.0%	3,145,642	16.9%	3,117,046	16.6%	3,352,902	18.3%
AA	2,217,452	12.9%	2,004,442	11.1%	2,069,764	11.1%	2,063,738	11.0%	2,087,245	11.4%
A	2,773,104	16.1%	3,268,661	18.1%	3,878,113	20.8%	3,760,280	20.0%	3,895,053	21.3%
BBB	2,807,788	16.3%	2,896,453	16.1%	2,829,202	15.2%	2,699,201	14.4%	2,542,233	13.9%
BB	522,357	3.0%	544,730	3.0%	622,448	3.3%	574,189	3.1%	504,570	2.8%
B	348,036	2.0%	330,639	1.8%	331,144	1.8%	268,095	1.4%	231,774	1.3%
Lower than B	43,751	0.3%	48,230	0.3%	57,659	0.3%	54,795	0.3%	54,118	0.3%
Not rated	381,736	2.2%	275,377	1.5%	261,209	1.4%	270,194	1.4%	265,787	1.5%
Total fixed maturities, at fair value	$17,182,370	100.0%	$18,022,113	100.0%	$18,627,372	100.0%	$18,771,296	100.0%	$18,294,480	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$430,048	2.5%	$442,507	2.5%	$376,026	2.0%	$327,899	1.7%	$314,243	1.7%
Due after one year through five years	8,035,751	46.8%	9,873,037	54.8%	10,913,524	58.6%	10,424,114	55.5%	9,744,246	53.3%
Due after five years through ten years	4,601,049	26.8%	4,185,053	23.2%	4,054,083	21.8%	4,901,382	26.1%	4,861,677	26.6%
Due after 10 years	437,895	2.5%	452,460	2.5%	510,405	2.7%	544,104	2.9%	602,120	3.3%
	13,504,743	78.6%	14,953,057	83.0%	15,854,038	85.1%	16,197,499	86.3%	15,522,286	84.8%
Mortgage-backed securities	405,797	2.4%	374,565	2.1%	558,584	3.0%	616,619	3.3%	703,393	3.8%
Commercial mortgage-backed securities	579,424	3.4%	267,574	1.5%	256,598	1.4%	390,990	2.1%	375,510	2.1%
Asset-backed securities	2,692,406	15.7%	2,426,917	13.5%	1,958,152	10.5%	1,566,188	8.3%	1,693,291	9.3%
Total fixed maturities, at fair value	$17,182,370	100.0%	$18,022,113	100.0%	$18,627,372	100.0%	$18,771,296	100.0%	$18,294,480	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2021		2021		2021		2020		2020
Sector:
Industrials	$3,227,049	47.6%	$3,873,768	52.5%	$4,744,615	57.6%	$4,940,996	61.5%	$5,303,089	65.2%
Financials	3,132,330	46.2%	2,974,254	40.3%	2,868,957	34.8%	2,432,719	30.3%	2,156,871	26.5%
Utilities	381,737	5.6%	474,845	6.4%	521,551	6.3%	584,869	7.3%	562,939	6.9%
Covered bonds	2,661	0.0%	3,022	0.0%	2,029	0.0%	2,013	0.0%	2,072	0.0%
All other (2)	34,166	0.5%	49,461	0.7%	96,619	1.2%	79,148	1.0%	112,611	1.4%
Total	$6,777,943	100.0%	$7,375,350	100.0%	$8,233,771	100.0%	$8,039,745	100.0%	$8,137,582	100.0%

Credit quality distribution (3):
AAA	$114,395	1.7%	$141,983	1.9%	$151,195	1.8%	$220,584	2.7%	$291,154	3.6%
AA	946,277	14.0%	890,624	12.1%	961,880	11.7%	995,742	12.4%	1,068,945	13.1%
A	2,293,741	33.8%	2,742,121	37.2%	3,431,522	41.7%	3,313,349	41.2%	3,478,591	42.7%
BBB	2,530,014	37.3%	2,687,944	36.4%	2,684,300	32.6%	2,574,823	32.0%	2,427,829	29.8%
BB	477,833	7.0%	499,327	6.8%	582,086	7.1%	540,397	6.7%	478,445	5.9%
B	329,581	4.9%	311,611	4.2%	312,362	3.8%	258,035	3.2%	224,644	2.8%
Lower than B	30,365	0.4%	31,600	0.4%	33,667	0.4%	30,625	0.4%	30,423	0.4%
Not rated	55,737	0.8%	70,140	1.0%	76,759	0.9%	106,190	1.3%	137,551	1.7%
Total	$6,777,943	100.0%	$7,375,350	100.0%	$8,233,771	100.0%	$8,039,745	100.0%	$8,137,582	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2021 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Bank of America Corporation	$359,893	5.3%	1.3%	A-/A2
JPMorgan Chase & Co.	294,411	4.3%	1.1%	A-/A2
Citigroup Inc.	247,892	3.7%	0.9%	BBB+/A3
Wells Fargo & Company	231,542	3.4%	0.8%	BBB+/A1
Morgan Stanley	215,424	3.2%	0.8%	BBB+/A1
The Goldman Sachs Group, Inc.	180,324	2.7%	0.7%	BBB+/A2
Dai-ichi Life Holdings, Inc.	111,418	1.6%	0.4%	AA-/A1
Apple Inc.	111,280	1.6%	0.4%	AA+/Aa1
Westpac Banking Corporation	107,389	1.6%	0.4%	AA-/Aa3
Nestlé S.A.	83,838	1.2%	0.3%	AA-/Aa3
Total	$1,943,411	28.7%	7.1%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities at September 30, 2021 (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential mortgage-backed securities	$345,175	$14,249	$31,503	$2,494	$55	$12,321	$405,797
Commercial mortgage-backed securities	24,779	407,316	40,822	10,348	43,732	52,427	579,424
Asset-backed securities	—	1,609,091	211,491	368,478	185,921	317,425	2,692,406
Total	$369,954	$2,030,656	$283,816	$381,320	$229,708	$382,173	$3,677,627

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. The loss on redemption of preferred shares related to the redemption of the Company's Series E preferred shares in September 2021 and had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, through June 30, 2021, the Company’s presentation included the use of information prepared on a ‘core’ basis, which excluded amounts related to the ‘other’ segment (i.e., results of Watford). Information provided on a ‘core’ basis represent non-GAAP financial measures as defined in Regulation G. Pursuant to GAAP, Watford was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Watford through June 30, 2021. As such, the Company consolidated the results of Watford in its consolidated financial statements. The Company’s presentation of information on a ‘core’ basis enabled investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzed performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results. In the 2020 fourth quarter, Arch Capital, Watford, and Greysbridge Ltd., a wholly-owned subsidiary of Arch Capital (“Greysbridge”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) pursuant to which, among other things, Arch Capital agreed to acquire all of the common shares of Watford Holdings Ltd. not owned by Arch. Arch Capital assigned its rights under the Merger Agreement to Greysbridge. The merger and the related Greysbridge equity financing closed on July 1, 2021. Effective July 1, 2021, Watford is wholly owned by Greysbridge and Greysbridge is owned 40% by the Company, 30% by certain investment funds managed by Kelso & Company and 30% by certain investment funds managed by Warburg Pincus LLC. Based on the governing documents of Greysbridge, the Company has concluded that, while it retains significant influence over Greysbridge, Greysbridge does not constitute a variable interest entity of which the Company is the primary beneficiary. Accordingly, effective July 1, 2021, Arch no longer consolidates the results of Watford in its consolidated financial statements and footnotes.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis (for periods prior to July 1, 2021). Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis (for periods prior to July 1, 2021), in accordance with Regulation G, is shown on pages 10 to 13.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s ownership of Watford’s outstanding common equity through June 30, 2021:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Net income available to Arch common shareholders	$388,751	$663,820	$427,753	$533,141	$408,636	$1,480,324	$830,768
Net realized (gains) losses	25,040	(167,438)	(105,551)	(297,801)	(219,726)	(247,949)	(517,007)
Equity in net (income) loss of investment funds accounted for using the equity method	(105,398)	(122,186)	(71,686)	(89,286)	(126,735)	(299,270)	(57,407)
Net foreign exchange (gains) losses	(36,078)	17,888	(21,332)	63,588	39,462	(39,522)	17,003
Transaction costs and other	1,036	(1,421)	1,274	4,718	1,674	889	5,246
Loss on redemption of preferred shares	15,101	—	—	—	—	15,101	—
Income tax expense (benefit) (1)	6,236	16,553	9,311	16,057	17,010	32,100	48,088
After-tax operating income available to Arch common shareholders	$294,688	$407,216	$239,769	$230,417	$120,321	$941,673	$326,691

Diluted per common share results:
Net income available to Arch common shareholders	$0.98	$1.63	$1.05	$1.30	$1.00	$3.66	$2.02
Net realized (gains) losses	0.05	(0.41)	(0.25)	(0.72)	(0.54)	(0.61)	(1.25)
Equity in net (income) loss of investment funds accounted for using the equity method	(0.26)	(0.30)	(0.18)	(0.22)	(0.31)	(0.74)	(0.14)
Net foreign exchange (gains) losses	(0.09)	0.04	(0.05)	0.15	0.10	(0.10)	0.04
Transaction costs and other	0.00	0.00	0.00	0.01	0.00	0.00	0.01
Loss on redemption of preferred shares	0.04	—	—	—	—	0.04	0.00
Income tax expense (benefit) (1)	0.02	0.04	0.02	0.04	0.04	0.08	0.12
After-tax operating income available to Arch common shareholders	$0.74	$1.00	$0.59	$0.56	$0.29	$2.33	$0.80

Weighted average common shares and common share equivalents outstanding - diluted	397,903,347	406,485,994	409,223,253	410,281,852	409,194,657	404,260,485	410,314,897

Beginning common shareholders’ equity	$12,706,072	$12,316,472	$12,325,886	$11,671,997	$11,211,825	$12,325,886	$10,717,371
Ending common shareholders’ equity	12,557,526	12,706,072	12,316,472	12,325,886	11,671,997	12,557,526	11,671,997
Average common shareholders’ equity	$12,631,799	$12,511,272	$12,321,179	$11,998,942	$11,441,911	$12,441,706	$11,194,684

Annualized net income return on average common equity	12.3%	21.2%	13.9%	17.8%	14.3%	15.9%	9.9%
Annualized operating return on average common equity	9.3%	13.0%	7.8%	7.7%	4.2%	10.1%	3.9%

(1)Income tax expense on net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Arch Operating Income Components (1):
Income (loss) before income taxes and income (loss) from operating affiliates	$301,433	$697,799	$397,244	$560,146	$432,896	$1,396,476	$935,980
Net realized (gains) losses	25,040	(163,394)	(101,336)	(289,817)	(210,984)	(239,690)	(523,964)
Equity in net (income) loss of investment funds accounted for using the equity method	(105,398)	(122,186)	(71,686)	(89,286)	(126,735)	(299,270)	(57,407)
Net foreign exchange (gains) losses	(36,078)	17,892	(21,505)	62,349	38,681	(39,691)	17,812
Transaction costs and other	(437)	(2,018)	1,390	3,086	792	(1,065)	3,373
Income (loss) from operating affiliates	124,119	24,476	75,457	10,504	919	224,052	6,262
Pre-tax operating income	308,679	452,569	279,564	256,982	135,569	1,040,812	382,056
Arch share of ‘other’ segment operating income (loss) (2)	—	733	198	1,526	1,792	931	5,827
Pre-tax operating income available to Arch (b)	308,679	453,302	279,762	258,508	137,361	1,041,743	387,883
Income tax expense (benefit) (a)	2,099	(34,420)	(29,590)	(17,688)	(6,637)	(61,911)	(29,983)
After-tax operating income available to Arch	310,778	418,882	250,172	240,820	130,724	979,832	357,900
Preferred dividends	(16,090)	(11,666)	(10,403)	(10,403)	(10,403)	(38,159)	(31,209)
After-tax operating income available to Arch common shareholders	$294,688	$407,216	$239,769	$230,417	$120,321	$941,673	$326,691

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	(0.7)%	7.6%	10.6%	6.8%	4.8%	5.9%	7.7%

(1)    Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
Balances in ‘other’ segment:
Underwriting income (loss)	$—	$(8,866)	$(13,079)	$(8,555)	$(8,273)	$(21,945)	$(23,412)
Net investment income	—	22,183	20,127	26,466	28,655	42,310	91,234
Interest expense	—	(4,261)	(4,149)	(4,804)	(5,119)	(8,410)	(18,438)
Amortization of intangible assets	—	(898)	—	—	—	(898)	—
Preferred dividends	—	(981)	(972)	(992)	(993)	(1,953)	(3,125)
Pre-tax operating income (loss) available to common shareholders	—	7,177	1,927	12,115	14,270	9,104	46,259
Arch ownership (4)	n/a	10%	10%	13%	13%	n/a	13%
Arch share of ‘Other’ segment operating income (loss) (3)	$—	$733	$198	$1,526	$1,792	$931	$5,827

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).
(4) Effective July 1, 2021, Watford is wholly owned by Greysbridge and Greysbridge is owned 40% by the Company, accordingly, the Company no longer consolidates the results of Watford in its consolidated financial statements. See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Debt:
Arch Capital senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	450,000	450,000	450,000	450,000	450,000
Arch Capital senior notes, due June 30, 2050 ($1,000,000 principal, 3.635%)	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Deferred debt costs on senior notes	(25,851)	(26,097)	(26,340)	(26,577)	(26,811)
Revolving credit agreement borrowings, due December 17, 2024 (variable)	—	—	—	—	—
Total debt	$2,724,149	$2,723,903	$2,723,660	$2,723,423	$2,723,189

Shareholders’ equity available to Arch:
Series E non-cumulative preferred shares (5.25%)	—	450,000	450,000	450,000	450,000
Series F non-cumulative preferred shares (5.45%)	330,000	330,000	330,000	330,000	330,000
Series G non-cumulative preferred shares (4.55%)	500,000	500,000	—	—	—
Common shareholders’ equity (a)	12,557,526	12,706,072	12,316,472	12,325,886	11,671,997
Total shareholders’ equity available to Arch	$13,387,526	$13,986,072	$13,096,472	$13,105,886	$12,451,997

Total capital available to Arch	$16,111,675	$16,709,975	$15,820,132	$15,829,309	$15,175,186

Common shares outstanding, net of treasury shares (b)	387,257,752	396,771,251	403,313,377	406,720,642	406,018,958

Book value per common share (4) (a)/(b)	$32.43	$32.02	$30.54	$30.31	$28.75

Leverage ratios:
Senior notes/total capital available to Arch	16.9%	16.3%	17.2%	17.2%	17.9%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	16.9%	16.3%	17.2%	17.2%	17.9%
Preferred/total capital available to Arch	5.2%	7.7%	4.9%	4.9%	5.1%
Debt and preferred/total capital available to Arch	22.1%	24.0%	22.1%	22.1%	23.1%
(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch Capital, and fully and unconditionally guaranteed by Arch Capital.
(3)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch Capital.
(4)    Excludes the effects of stock options, restricted and performance stock units outstanding.
The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended					Cumulative
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2021	2021	2021	2020	2020	2021
Effect of share repurchases:
Aggregate cost of shares repurchased	$386,882	$306,049	$179,266	$7,986	$—	$4,923,963
Shares repurchased	9,704,956	7,805,455	5,308,319	250,714	—	412,010,812
Average price per share repurchased	$39.86	$39.21	$33.77	$31.85	$—	$11.95

Remaining share repurchase authorization (1)						$44,331
(1)    On October 8th, the Company increased its share repurchase program to an aggregate of up to $1.5 billion, which may be effected from time to time in open market or privately negotiated transactions through December 31, 2022.

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